                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ /  Preliminary Proxy Statement            / /  Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) on Rule 14a-12

                         TODHUNTER INTERNATIONAL, INC.
                         -----------------------------
               (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box:)

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

(2)  Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                         TODHUNTER INTERNATIONAL, INC.


                        222 LAKEVIEW AVENUE, SUITE 1500
                        WEST PALM BEACH, FLORIDA 33401


                                  ___________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 16, 1999


                                  ___________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Todhunter International, Inc., a Delaware corporation, will be held at the offices of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401, on Tuesday, March 16, 1999, at 11:00 a.m., Eastern Standard Time, for the following purposes:

     1.   To elect two (2) Class I Directors to hold office for a term of three
          (3) years and until their successors have been elected and qualified; and

     2. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of record at the close of business on January 20, 1999 shall be entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.


                                       By Order of the Board of Directors

                                       /s/ Troy Edwards

                                       TROY EDWARDS
                                       SECRETARY


West Palm Beach, Florida
January 25, 1999

                         TODHUNTER INTERNATIONAL, INC.
                        222 LAKEVIEW AVENUE, SUITE 1500
                        WEST PALM BEACH, FLORIDA 33401

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 16, 1999

                                  ___________

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Todhunter International, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401, on Tuesday, March 16, 1999, at 11:00 a.m., Eastern Standard Time, or at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about January 25, 1999.

     Only stockholders of record at the close of business on January 20, 1999, will be entitled to notice of the Annual Meeting and to vote the shares of common stock of the Company, par value $.01 per share ("Common Stock"), held by them on such date at the Annual Meeting or any and all postponements or adjournments thereof. As of January 20, 1999, 4,893,714 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting.

     Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the Annual Meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted only for purposes of determining the presence or absence of a quorum for the transaction of business and are not counted for purposes of electing directors in accordance with Proposal One. None of the actions to be voted upon at the Annual Meeting shall create dissenters' rights under the Delaware General Corporation Law.

     If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote FOR the Board of Directors' nominees as directors and as recommended by the Board of Directors with regard to all other matters as may properly come before the Annual Meeting or, if no such recommendation is given, in their own discretion. Each such proxy granted may be revoked by the stockholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

     The cost of soliciting proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally or by telephone. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding as of January 20, 1999, will constitute a quorum.

         PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

     The following tables set forth the number of shares and percentage of the Company's Common Stock beneficially owned as of January 20, 1999 by
(i) owners of five percent or more of the Common Stock, (ii) each director and certain executive officers of the Company, and (iii) all executive officers and directors of the Company as a group.


NAME OF EXECUTIVE OFFICER OR DIRECTOR (1)                NUMBER OF SHARES    PERCENTAGE OWNED
-----------------------------------------                ----------------    ----------------
A. Kenneth Pincourt, Jr.  . . . . . . . . . . . . . .      2,139,578(2)           43.2%
Jay S. Maltby . . . . . . . . . . . . . . . . . . . .         41,500(3)             *
Thomas A. Valdes  . . . . . . . . . . . . . . . . . .         23,500(4)             *
D. Chris Mitchell . . . . . . . . . . . . . . . . . .         21,900(5)             *
Ousik Yu  . . . . . . . . . . . . . . . . . . . . . .         26,000(6)             *
W. Gregory Robertson  . . . . . . . . . . . . . . . .          4,900                *
Leonard G. Rogers . . . . . . . . . . . . . . . . . .          8,500                *
Edward F. McDonnell . . . . . . . . . . . . . . . . .         21,000(7)             *
All executive officers and directors as a group
  (9 persons) . . . . . . . . . . . . . . . . . . . .      2,302,778(8)           45.2%



  NAME AND ADDRESS OF
OTHER BENEFICIAL OWNERS
-----------------------
Heartland Advisors, Inc.
  790 North Milwaukee Street
  Milwaukee, WI 53202 . . . . . . . . . . . . . . . .        490,000(9)           10.0%
The Killen Group, Inc.
  1199 Lancaster Avenue
  Berwyn, PA  19312 . . . . . . . . . . . . . . . . .        319,404(10)           6.5%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401 . . . . . . . . . . . . . .        364,100(11)           7.4%
Herman Merinoff
  10 Westcliff Drive
  Lake Success, NY  11020 . . . . . . . . . . . . . .        268,614(12)           5.5%


____________________
*  Less than 1%

(1) Except as otherwise indicated, each person listed above has sole voting power and sole investment power with respect to the shares owned by such person.

(2) Includes (i) 1,899,885 shares of which Mr. Pincourt has sole and direct voting and dispositive power; (ii) 179,693 shares of which Mr. Pincourt has sole voting and dispositive power as trustee for the benefit of his sister, Ferne Pincourt, pursuant to a Revocable Trust Agreement, dated April 7, 1992; and (iii) 60,000 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding options under the Company's 1992 Employee Stock Option Plan, as amended (the "Option Plan"). Mr. Pincourt's address is 222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida 33401.

(3) Includes an aggregate of 40,000 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding options under the Option Plan.

(4) Includes an aggregate of 22,500 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding options under the Option Plan.

(5) Includes an aggregate of 17,500 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding options under the Option Plan.

(6) Includes an aggregate of 26,000 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding options under the Option Plan.

(7) Includes an aggregate of 20,000 shares that may be acquired within 60 days of January 20, 1999 upon the exercise of outstanding stock options.

(8) Includes (i) an aggregate of 186,000 shares that may be acquired within 60 days of January 20, 1999 by the persons listed in the table set forth above upon exercise of outstanding options; (ii) an aggregate of 2,900 shares owned directly by a person not listed in the table set forth above; and (iii) an aggregate of 13,000 shares that may be acquired within 60 days of January 20, 1999 by a person not listed in the table set forth above upon exercise of outstanding options under the Option Plan.

(9) Reflects ownership as reported on Schedule 13G as of February 6, 1998, as filed with the Securities and Exchange Commission by Heartland
     Advisors, Inc. Heartland Advisors, Inc. has sole voting and dispositive power with respect to all such shares of the Company's Common Stock.

(10) Reflects ownership as reported on Schedule 13G as of March 9, 1998, as filed with the Securities and Exchange Commission by The Killen Group, Inc. The Killen Group, Inc. has sole voting power with respect to 158,410 shares and dispositive power with respect to 319,404 shares of the Company's Common Stock.

(11) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 364,100 shares of the Company's Common Stock as of September 30, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole voting power with respect to 236,200 shares and dispositive power with respect to 364,100 shares.

(12) Reflects ownership as reported on Schedule 13D as of October 30, 1998, as filed with the Securities and Exchange Commission by Herman Merinoff and Efficiency Enterprises, Inc. Herman Merinoff, Efficiency Enterprises, Inc. and Merinoff Family Co., LLC (collectively the "Group") filed a
     Schedule 13D as members of a group pursuant to Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended. The Group has sole voting and dispositive power with respect to all such shares of the Company's Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who beneficially own ten percent or more of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange, upon which the Common Stock is currently traded, initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Such persons are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon on a review of (i) copies of Section 16(a) filings received by the Company during or with respect to fiscal 1998 and (ii) certain written representations of its officers and directors with respect to the filing of annual reports of changes in beneficial ownership on Form 5, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during fiscal 1998 has been filed in a timely manner.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The following table sets forth information with respect to the continuing directors, director nominees and executive officers of the Company.


        Name                     Age           Position or Office Held
     ------------------------    ---    --------------------------------------
     A. Kenneth Pincourt, Jr.     67    Chairman of the Board and Chief
                                        Executive Officer
     Jay S. Maltby                48    President, Chief Operating Officer and
                                        Director
     Thomas A. Valdes             55    Executive Vice President, Assistant
                                        Secretary and Director
     D. Chris Mitchell            49    Senior Vice President -- Sales and
                                        Director
     Troy Edwards                 60    Secretary, Treasurer, Controller and
                                        Chief Financial Officer
     Ousik Yu                     46    Senior Vice President -- Manufacturing
     W. Gregory Robertson         55    Director
     Leonard G. Rogers            69    Director
     Edward F. McDonnell          63    Director


     In accordance with Article V of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III. The maximum number of members of the Board of Directors is currently seven. Messrs. Valdes and Robertson currently serve as Class I directors and have been nominated for election at the Annual Meeting. If elected, Messrs. Valdes and Robertson will serve as Class I directors until the 2002 Annual

Meeting. Messrs. Pincourt and Rogers currently serve as Class II directors until the 2000 Annual Meeting and Messrs. Maltby, Mitchell and McDonnell currently serve as Class III directors until the 2001 Annual Meeting.

     Messrs. Valdes and Robertson have consented to serve on the Board and the Board has no reason to believe that they will not serve if elected, but if either of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board. Messrs. Valdes and Robertson must be elected by a plurality of the votes cast at the Annual Meeting.

NOMINEES AS CLASS I DIRECTORS

     The biographies set forth below are submitted for consideration regarding the nomination of each of Messrs. Valdes and Robertson for election as a director.

     W. GREGORY ROBERTSON -- Mr. Robertson joined the Company as a director in September 1995. In 1989, Mr. Robertson founded TM Capital Corp., a private New York City-based investment banking firm. Prior to founding TM Capital Corp., Mr. Robertson was an Executive Vice President and director of Thomson McKinnon Securities Inc., where he headed the firm's investment banking and public finance activities. Mr. Robertson is also a director of Vicon Industries, Inc. of Hauppauge, New York (CCTV systems and components).

     THOMAS A. VALDES -- Mr. Valdes joined the Company in July 1995 as Executive Vice President and has been a director of the Company since 1996. Prior to joining the Company, Mr. Valdes held various executive positions with Bacardi Imports, Ltd. since 1979, the latest of which was Vice President of Marketing and Operations.

CONTINUING CLASS II DIRECTORS

     A. KENNETH PINCOURT, JR. -- Mr. Pincourt founded the Company in 1964 and has been its Chief Executive Officer and a director since its inception and Chairman of the Board since 1985. Mr. Pincourt also was President of the Company from inception until January 1995, at which time Jay S. Maltby became President.

     LEONARD G. ROGERS -- Mr. Rogers joined the Company as a director in 1992. He was Chairman of the Board of the Company from 1974 to 1985 and since 1985 has been a private investor. From 1969 to 1974, Mr. Rogers was Senior Vice President -- Consumer Products Division for Gulf & Western Industries.

CONTINUING CLASS III DIRECTORS

     JAY S. MALTBY -- Mr. Maltby joined the Company in January 1995 as President, Chief Operating Officer and a director. Prior to joining the Company, he served in various executive capacities with Bacardi Imports, Ltd. since 1978. In 1993, Mr. Maltby became a member of Bacardi's Executive Committee and Vice President of Finance and Operations.

     EDWARD F. MCDONNELL -- Mr. McDonnell was appointed to the Board as a Class III director on May 6, 1998. Mr. McDonnell is Chairman and Chief Executive Officer of The Premier Group, a company he founded in 1995. The Premier Group owns beverage alcohol distributing companies in the Caribbean, Philippines and

South Pacific. Prior to founding The Premier Group, Mr. McDonnell served in various executive capacities with The Seagram Company Ltd. since 1981, most recently as a director and executive vice president of The Seagram Company Ltd. and president of The Seagram Spirits and Wine Group.

     D. CHRIS MITCHELL -- Mr. Mitchell joined the Company in 1984 as manager of the Company's bottling operations. Mr. Mitchell was promoted to Vice President -- Sales in 1989 and appointed as Senior Vice President in January 1994. Mr. Mitchell has been a director of the Company since 1991. Prior to joining the Company, Mr. Mitchell was general manager of bottling operations for United States Distilled Products from 1980 to 1984.

EXECUTIVE OFFICERS

     Certain information relating to each executive officer of the Company (other than those set forth above) is set forth below.

     TROY EDWARDS -- Mr. Edwards joined the Company in 1980, has served as Treasurer, Controller and Assistant Secretary since that time, and was promoted to Chief Financial Officer in 1992. In February 1997, Mr. Edwards was appointed as Secretary of the Company. Prior to joining the Company, Mr. Edwards served as Vice President of Administrative and Financial Services for New South Manufacturing Company, a private label industrial chemical products concern.

     OUSIK YU -- Mr. Yu joined the Company in March 1990 and has served as
Vice President -- Bottling Operations since that time until his appointment as Senior Vice President -- Beverage Division in January 1994. In 1996, Mr. Yu was appointed as Senior Vice President -- Manufacturing. From 1986 to 1989, Mr. Yu was employed by Brown-Forman Corporation, most recently as manager of packaging/process engineering. Prior thereto, from 1981 to 1986, he was employed in plant engineering by The Stroh's Brewery Company.

BOARD OF DIRECTORS COMPENSATION; MEETINGS; COMMITTEES

     COMPENSATION

     Each non-employee director of the Company receives $20,000 per year and is reimbursed for out-of-pocket expenses incurred in attending meetings.

     MEETINGS

     The Board of Directors of the Company held a total of four meetings during fiscal 1998. Each incumbent director attended at least 75% of the aggregate number of Board of Directors and committee meetings held during fiscal 1998, during the period in which each such individual was a director of the Company and served on such committee.

     COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing Nominating Committee.

AUDIT COMMITTEE

     The Audit Committee: (i) recommends to the Board of Directors the engagement of independent auditors; (ii) reviews the Company's policies and procedures on maintaining its accounting records and the adequacy of its internal controls; (iii) reviews management's implementation of recommendations made by the independent auditors and internal auditors; (iv) considers and approves the range of audit and non-audit services performed by independent auditors and fees for such services; and (v) reviews and approves of all transactions between the Company and any of its officers, directors or other affiliates. The present members of the Audit Committee are Messrs. Robertson and Rogers. The Audit Committee held two meetings during fiscal 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee of the Board of Directors was established to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation and Stock Option Committee is also responsible for the administration of and awards under the Option Plan. This Committee currently consists of Messrs. Robertson and Rogers. The Compensation and Stock Option Committee was established in August 1992, in anticipation of the Company's October 1992 initial public offering. No executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Stock Option Committee of the Company. The Compensation and Stock Option Committee met twice during fiscal 1998.

     The policies of the Compensation and Stock Option Committee in making executive compensation decisions for fiscal 1996, 1997 and 1998 are consistent with those of the Board of Directors applicable for fiscal 1992, when the Company was privately held, recognizing that the Company is now publicly-owned. Each member abstains from any vote regarding any compensation to be paid by the Company to such member.

                            EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1998, 1997 and 1996, of those persons who were, for the fiscal year ended September 30, 1998 (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company.


                                             SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                       ANNUAL COMPENSATION(1)         COMPENSATION
                                                    -----------------------------     ------------
                                                                                       OPTIONS(3)
                                                                                       (NUMBER OF         ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR     SALARY      BONUS(2)       OPTIONS)       COMPENSATION(4)
-----------------------------------------------     ----    --------     --------     ------------     ---------------
A. Kenneth Pincourt, Jr.  . . . . . . . . . . .     1998    $341,140     $119,000          --          $130,560(5)(7)
  Chairman of the Board and Chief Executive         1997     325,903      140,000          --            48,335(5)
  Officer                                           1996     314,734      110,000          --            46,256(5)

Jay S. Maltby . . . . . . . . . . . . . . . . .     1998     263,206       85,000          --            34,559(6)(7)
  President and Chief Operating Officer             1997     249,923      100,000          --            15,772(6)
                                                    1996     240,000       85,000        50,000           1,970(6)

Thomas A. Valdes  . . . . . . . . . . . . . . .     1998     191,772       68,000          --            53,802(7)
  Executive Vice President                          1997     182,526       80,000          --
                                                    1996     175,000       65,000        37,500

D. Chris Mitchell . . . . . . . . . . . . . . .     1998     169,250       19,550          --            27,415(7)
  Senior Vice President -- Sales                    1997     161,261       23,000          --            13,802
                                                    1996     154,829       23,000          --            13,884

Ousik Yu  . . . . . . . . . . . . . . . . . . .     1998     162,918       19,550          --            25,533(7)
  Senior Vice President -- Manufacturing            1997     153,660       23,000          --            13,802
                                                    1996     141,107       23,000          --            13,884


____________________
(1) No other annual compensation, such as perquisites, is shown because no named executive officers received perquisites with a total value which exceeded the lesser of $50,000 or 10% of his salary and bonus or any other "other annual compensation" required to be disclosed as such.

(2)  Amounts awarded under the Company's discretionary bonus arrangement.

(3) See table regarding stock options for information regarding the value of such options.

(4) Represents amounts awarded under the Company's defined contribution pension plan.

(5)  Includes $32,837, $34,533 and $32,372 in fiscal 1998, 1997 and 1996, respectively, which represent the amount of life insurance premiums on Mr. Pincourt's life insurance policy paid by the Company during each of such years.

(6) Includes $657 in fiscal 1998 and $1,970 in each of fiscal 1997 and 1996 which represents the amount of life insurance premiums on Mr. Maltby's life insurance policy paid by the Company during each of such years.

(7) Includes payments under the Company's Deferred Compensation Plan (as described on page 11) as follows: Mr. Pincourt - $83,921; Mr. Maltby - $20,100; Mr. Valdes - $40,000; Mr. Mitchell - $13,613; and Mr. Yu -
     $11,731.

EMPLOYMENT AGREEMENTS

     In January 1998, the Company entered into employment agreements with each of Mr. Pincourt and Mr. Maltby. Each agreement has an initial term that ends in January 2003 and shall be renewable thereafter for successive one-year periods, unless earlier terminated. Under these agreements, Mr. Pincourt and Mr. Maltby are entitled to a base salary of $325,000 and $265,000, respectively, subject to increases at the discretion of the Board of Directors, and both executives are entitled to participate in all Company compensation arrangements or plans, including the Company's discretionary bonus arrangement, employee stock option and pension plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to any of the named executive officers during fiscal 1998.

              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     No options were exercised in fiscal 1998 by any of the five named executive officers. The following table sets forth information with respect to the five named executive officers concerning the unexercised options held on September 30, 1998.


                                    NO. OF SHARES COVERED BY       VALUE OF IN-THE-MONEY
                                       OUTSTANDING STOCK             OUTSTANDING STOCK
                                           OPTIONS(1)                    OPTIONS(2)
                                              (#)                           ($)
                                   --------------------------    --------------------------
                                                      NOT                           NOT
NAME                               EXERCISABLE    EXERCISABLE    EXERCISABLE    EXERCISABLE
-------------------------------    -----------    -----------    -----------    -----------
A. Kenneth Pincourt, Jr.  . . .      60,000           --             --             --
Jay S. Maltby . . . . . . . . .      30,000         20,000           --             --
Thomas A. Valdes  . . . . . . .      22,500         15,000           --             --
D. Chris Mitchell (3) . . . . .      32,500           --           16,406           --
Ousik Yu (3)  . . . . . . . . .      46,000           --           24,375           --


(1) These options have exercise prices of $6.00, $8.125 and $12.25, and such options are exercisable until November 2002, February 2006 and April 2004, respectively.

(2) Amounts reflect gains on outstanding options based on September 30, 1998 stock prices less the exercise price of the options.

(3) During the first quarter of fiscal 1999, the Company offered certain optionees, including Mr. Mitchell and Mr. Yu, who held options with an exercise price of $12.25 per share, the right to exchange their options for new options exercisable at $8.125. In connection with this transaction, options to purchase 15,000 and 20,000 shares for Mr. Mitchell and Mr. Yu, respectively, were exchanged on December 14, 1998. The new options vest in equal annual installments over a five-year period through December 13, 2003, and are exercisable through December 2008. As a result of the foregoing exchanges, the number of exercisable stock options held by Mr. Mitchell and Mr. Yu as of January 20, 1999 were 17,500 and 26,000, respectively.

               REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE

COMPENSATION PHILOSOPHY

     The philosophy of the Company's Compensation and Stock Option Committee (the "Committee") for fiscal 1998 was to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management. Management compensation was intended to be set at levels that the Committee believes is consistent with others in the Company's industry (beverage alcohol and bottling), with senior management's compensation packages being weighted toward programs contingent upon the Company's level of performance. However, because of the limited number of companies that can be compared to the Company in terms of product mix, net sales, net income, and similar items, a significant amount of subjectivity was involved in the Committee's decisions.

BASE SALARIES

     Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the beverage alcohol industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. The Committee believes the base salaries of executive officers are below those of similar companies in the beverage alcohol industry.

BONUS ARRANGEMENT

     To encourage and reward outstanding corporate and individual performance, the Company has adopted a discretionary bonus arrangement for its executive officers, based on the Company's operating results and the achievement of certain defined major business objectives. Bonuses are paid on an annual basis based on the results during the past fiscal year. The Company anticipates that it will continue to maintain a discretionary bonus arrangement for its executive officers during the current year and thereafter.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Under Mr. Pincourt's employment agreement in effect as of the beginning of fiscal 1998, Mr. Pincourt was entitled to a base salary of $325,000 subject to increases at the discretion of the Board of Directors. Since 1992, the Committee has granted increases in base compensation to Mr. Pincourt based primarily upon many factors, including without limitation:
(i) the Company's financial performance, including but not limited to the Company's gross sales, gross profit and net earnings; (ii) Mr. Pincourt's level of leadership and responsibility for the management, operation and growth of the Company, including his continued ability to secure sources of financing from time to time when necessary for operations and to locate, negotiate and consummate growth-oriented acquisitions of other companies;
(iii) the necessity, due to Mr. Pincourt's long-standing relationship with the Company since inception, to continue to retain his employment with the Company; and (iv) the Company's compensation philosophy for management generally. Based upon these considerations, Mr. Pincourt's annual base salary for fiscal 1998 was set at $341,140. In addition, under his employment agreement in effect as of the beginning of fiscal 1998, Mr. Pincourt was eligible to participate in the Company's discretionary bonus arrangement. Based upon the factors described above, Mr. Pincourt's 1998 bonus was $119,000. The amount of Mr. Pincourt's annual base salary and bonus were determined in accordance with the principles discussed in this paragraph and were based upon a subjective evaluation by the Committee of the leadership Mr. Pincourt has demonstrated during the past 12 months.

EMPLOYEE STOCK OPTION PLAN

     The Board of Directors endorses the position that equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. The Company adopted its 1992 Employee Stock Option Plan on August 11, 1992 and amended it on May 8, 1995 and on September 9, 1997 (the "Option Plan"). The Option Plan authorizes the grant of options to key employees

(including officers and directors) and consultants and independent contractors of the Company or any subsidiary corporations. Options granted under the Option Plan may be either incentive or non-statutory stock options. A total of 1,400,000 shares of Common Stock have been reserved for issuance under the Option Plan.

     The Option Plan is administered by the Compensation and Stock Option Committee. This committee has full authority to determine the eligible individuals who are to receive option grants, the number of shares to be covered by each such option, the time or times at which an option is to be exercisable, the maximum term for which the option is to be outstanding, and whether or not the option granted is to be an incentive stock option. The Compensation and Stock Option Committee also has the authority to grant stock appreciation rights entitling the grantee to surrender an unexercised option in exchange for a cash distribution from the Company equal to the difference between the fair market value of the shares represented by such option and the option price payable for such shares. With respect to specific grants of options, the Option Plan will be administered by a disinterested administrator or administrators and no Board member may serve on the Compensation and Stock Option Committee if he has been granted options or stock appreciation rights pursuant to the Option Plan during the previous year.

DEFERRED COMPENSATION PLAN

     In 1998, the Compensation Committee approved another component of the Company's executive compensation program, the Executive Nonqualified Deferred Compensation Plan (the "Deferred Plan"). Under the Deferred Plan, the Company has purchased life insurance policies on the lives of each of the executive officers named in the Summary Compensation Table to provide benefits in the event of the executive's death, disability or retirement. In the event of cessation of employment with the Company for any reason other than death, disability or retirement, the executive will not be entitled to benefits under the Deferred Plan. In addition, the executive will forfeit all rights to benefits under the Deferred Plan if the executive engages in competition with the Company during the ten years following the executive's cessation of employment with the Company. The purpose of the Deferred Plan is to encourage the executives to remain in the service of the Company, because benefits of the Deferred Plan increase over time.

PENSION PLAN

     The Company has also adopted a defined contribution pension plan (the "Pension Plan") which went into effect on January 1, 1983, and which is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With certain exceptions, all employees age 21 and over become eligible to participate in the Pension Plan after one year of service with the Company. The Company contributes 6.0% of total wages, plus 5.5% of wages in excess of the Social Security wage base, into a trust fund account for the benefit of participants.


W. GREGORY ROBERTSON
LEONARD G. ROGERS

                               PERFORMANCE GRAPH

    The following performance graph compares the performance of the Company's Common Stock for each month in the five-year period ending September 30, 1998, to the Center for Research in Security Prices of the University of Chicago Graduate School of Business ("CRSP") index for the NASDAQ Stock Market (United States companies), a peer group index consisting of 28 NASDAQ stocks of beverage companies and the AMEX Stock Market (United States companies). The graph includes the index for the AMEX Stock Market because the Company's Common Stock began trading on the American Stock Exchange on October 8, 1997. The graph assumes a $100 investment on September 30, 1993, in the Company's Common Stock and in each of the indices, and a reinvestment of all dividends.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                                                 TODHUNTER             AMEX STOCK MARKET
                                                                            INTERNATIONAL, INC.         (US COMPANIES)
9/30/93                                                                                       100.00               100.00
10/29/93                                                                                      106.38               102.25
11/30/93                                                                                      121.28                99.20
12/31/93                                                                                      119.15               101.97
1/31/94                                                                                       127.66               105.06
2/28/94                                                                                       129.79               104.08
3/31/94                                                                                       114.89                97.68
4/29/94                                                                                       124.47                96.41
5/31/94                                                                                       129.79                96.65
6/30/94                                                                                       122.34                93.11
7/29/94                                                                                       131.92                95.03
8/31/94                                                                                       138.30               101.08
9/30/94                                                                                       134.04               100.83
10/31/94                                                                                      129.79               102.81
11/30/94                                                                                      129.79                99.40
12/30/94                                                                                      131.92                99.67
1/31/95                                                                                       123.40               100.24
2/28/95                                                                                       105.32               105.55
3/31/95                                                                                       117.02               108.67
4/28/95                                                                                       101.06               112.10
5/31/95                                                                                        84.04               114.99
6/30/95                                                                                        78.72               124.31
7/31/95                                                                                        80.85               133.45
8/31/95                                                                                        74.47               136.15
9/29/95                                                                                        61.70               139.28
10/31/95                                                                                       59.57               138.48
11/30/95                                                                                       63.83               141.73
12/29/95                                                                                       65.96               140.98
1/31/96                                                                                        65.96               141.67
2/29/96                                                                                        69.68               147.06
3/29/96                                                                                        68.09               147.54
4/30/96                                                                                        75.53               159.78
5/31/96                                                                                        82.98               167.12
6/28/96                                                                                        74.47               125.89
7/31/96                                                                                        80.85               116.09
8/30/96                                                                                        78.19               119.49
9/30/96                                                                                        79.79               122.76
10/31/96                                                                                       72.34               120.31
11/29/96                                                                                       73.40               125.28
12/31/96                                                                                       73.40               123.38
1/31/97                                                                                        72.34               126.26
2/28/97                                                                                        60.64               128.57
3/31/97                                                                                        60.11               122.27
4/30/97                                                                                        61.70               118.67
5/30/97                                                                                        61.70               130.60
6/30/97                                                                                        61.70               135.12
7/31/97                                                                                        74.47               140.85
8/29/97                                                                                        76.60               142.44
9/30/97                                                                                        84.58               153.93
10/31/97                                                                                       86.17               148.57
11/28/97                                                                                       86.97               148.43
12/31/97                                                                                       88.30               154.29
1/30/98                                                                                        84.04               151.58
2/27/98                                                                                        79.79               160.94
3/31/98                                                                                        71.81               169.39
4/30/98                                                                                        74.73               174.57
5/29/98                                                                                        73.94               168.63
6/30/98                                                                                        78.19               178.87
7/31/98                                                                                        80.85               174.61
8/31/98                                                                                        70.21               133.39
9/30/98                                                                                        59.04               132.61
Legend
Symbol                                                                 CRSP Total Returns Index for:
Notes:
A. The lines represent monthly index levels derived
from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day,
the preceding trading day is used.
D. The index level for all series was set to $100.0 on 09/30/93.


                                                                               NASDAQ STOCKS
                                                                       (SIC 2080-2089 US COMPANIES)        NASDAQ STOCK
                                                                                 BEVERAGES             MARKET (US COMPANIES)
9/30/93                                                                                       100.00                   100.00
10/29/93                                                                                      101.88                   102.91
11/30/93                                                                                      100.05                    98.54
12/31/93                                                                                      103.08                   101.22
1/31/94                                                                                        98.52                   102.52
2/28/94                                                                                       103.24                   100.31
3/31/94                                                                                        98.15                    94.08
4/29/94                                                                                        97.32                    93.11
5/31/94                                                                                        98.04                    93.02
6/30/94                                                                                        98.18                    90.23
7/29/94                                                                                       102.97                    93.44
8/31/94                                                                                       106.09                    96.28
9/30/94                                                                                       104.98                    97.90
10/31/94                                                                                      101.74                    97.17
11/30/94                                                                                       99.08                    92.95
12/30/94                                                                                      102.05                    94.39
1/31/95                                                                                        99.59                    96.93
2/28/95                                                                                        99.89                   100.08
3/31/95                                                                                       104.50                   101.47
4/28/95                                                                                       105.94                   103.93
5/31/95                                                                                       108.16                   106.86
6/30/95                                                                                       108.26                   109.39
7/31/95                                                                                       110.13                   115.09
8/31/95                                                                                       114.81                   118.07
9/29/95                                                                                       118.37                   120.46
10/31/95                                                                                      115.27                   115.84
11/30/95                                                                                      108.51                   119.25
12/29/95                                                                                      105.47                   121.45
1/31/96                                                                                       111.92                   121.56
2/29/96                                                                                       104.33                   123.56
3/29/96                                                                                       103.38                   124.70
4/30/96                                                                                        98.78                   129.03
5/31/96                                                                                        98.14                   133.31
6/28/96                                                                                        96.00                   159.59
7/31/96                                                                                        88.33                   145.35
8/30/96                                                                                        90.88                   153.50
9/30/96                                                                                        92.40                   165.24
10/31/96                                                                                       87.99                   163.41
11/29/96                                                                                       94.70                   173.51
12/31/96                                                                                       94.78                   173.36
1/31/97                                                                                        93.49                   185.68
2/28/97                                                                                        98.47                   175.41
3/31/97                                                                                        92.25                   163.96
4/30/97                                                                                        91.46                   169.08
5/30/97                                                                                       101.14                   188.24
6/30/97                                                                                       111.92                   194.01
7/31/97                                                                                       123.16                   214.49
8/29/97                                                                                       130.43                   214.16
9/30/97                                                                                       140.66                   226.81
10/31/97                                                                                      137.75                   215.07
11/28/97                                                                                      137.63                   216.15
12/31/97                                                                                      142.04                   212.69
1/30/98                                                                                       133.86                   219.37
2/27/98                                                                                       137.77                   239.96
3/31/98                                                                                       149.24                   248.81
4/30/98                                                                                       144.59                   253.03
5/29/98                                                                                       139.61                   239.14
6/30/98                                                                                       137.21                   256.00
7/31/98                                                                                       135.43                   253.23
8/31/98                                                                                       126.39                   203.73
9/30/98                                                                                       134.59                   231.84
Legend
Symbol
Notes:
A. The lines represent monthly index levels derived
from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day,
the preceding trading day is used.
D. The index level for all series was set to $100.0 on 09/30/93.

* The beverage company index is based on information for a self-constructed peer group of NASDAQ quoted beverage companies prepared for the Company by CRSP, which includes the following companies:

     A&W Brands, Inc., Canandaigua Brands, Inc., The Chalone Wine Group, Ltd., Coca-Cola Bottling Co. Consolidated, Adolph Coors Company, Beringer Wine Estates Holdings, Inc., Frederick Brewing Co., Genesee Corporation, Golden State Vintners, Inc., Hart Brewing, Inc., Independence Brewing Company, The Lion Brewery, Inc., Midwest Grain Products, Inc., Minnesota Brewing Company, National Beverage Corp., New Day Beverage, Inc., Nor'Wester Brewing Company, Inc., Penwest, Ltd., Pete's Brewing Company, Pyramid Breweries, Inc., R.H. Phillips, Inc., Redbook Ale Brewery, Incorporated, The Robert Mondavi Corporation, Stearns and Lehman, Inc., Tellus Industries, Inc., Todhunter International, Inc., Vermont Pure Holdings, Ltd. and Willamette Valley Vineyards, Inc.

  The Company's performance graph for fiscal 1997 did not include Beringer Wine Estates Holdings, Inc. and Golden State Vintners, Inc. which are now included in the peer group for fiscal 1998. The Company's performance graph in fiscal 1997 included Pavichevich Brewing Co. which is not included in fiscal 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 6, 1998, Mr. McDonnell was appointed to the Board as a Class III director. Prior to that date, during fiscal 1997, the Company and Mr. McDonnell formed a wholesale liquor distributor in St. Thomas, United States Virgin Islands, with each of the Company and Mr. McDonnell taking a 45% interest in the new company, Premier Wines & Spirits, Ltd. ("Premier"). The Company's subsidiary in St. Croix, United States Virgin Islands, had sales to Premier during fiscal 1998 of approximately $1,490,000, of which $190,223 is included in trade receivables as of September 30, 1998. Also, the Company and Mr. McDonnell advanced $770,000 and $270,000, respectively, to Premier in fiscal 1998; the amount of the Company's advance is included in notes receivable as of September 30, 1998.

     During fiscal 1998, the Company and Mr. McDonnell each acquired a 25% interest in Antillean Liquors N.V. ("Antillean") a wholesale liquor distributor in St. Maarten, Netherlands Antilles. The Company and Mr. McDonnell each advanced $100,000 to Antillean in fiscal 1998; the amount of the Company's advance is included in notes receivable as of September 30, 1998.

     On May 6, 1998, the Company granted non-qualified stock options to purchase 60,000 shares of the Company's Common Stock to Mr. McDonnell. The Stock Options have an exercise price of $9.0625 per share and vest in one-third equal installments, with the first installment to vest on the date of the 1999 Annual Meeting of Stockholders, and subsequent installments to vest on the date of the 2000 and 2001 Annual Meetings of Stockholders, respectively, provided that Mr. McDonnell remains a director on and as of each such date.

                             STOCKHOLDER PROPOSALS

     Stockholders who intend to submit proposals to the Company's stockholders at the 2000 Annual Meeting of Stockholders must submit such proposals to the Company no later than September 30, 1999, in order to be considered for inclusion in the Proxy Statement and Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholder proposals should be submitted to Troy Edwards, Secretary, Todhunter International, Inc., 222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida 33401.

                                 OTHER MATTERS

     The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons designated as proxy holders in the accompanying proxy card will have the discretion to vote on such matters as they see fit.

     If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel any proxy executed by you.

     The Board of Directors has selected McGladrey & Pullen, LLP, the Company's independent accountants for fiscal 1998, to serve as the Company's independent accountants for fiscal 1999. Representatives of McGladrey & Pullen, LLP may be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

                             FINANCIAL INFORMATION

     Detailed financial information of the Company and its subsidiaries for fiscal 1998 is included in the Company's 1998 Annual Report to Stockholders which contains a copy of the Company's 1998 Form 10-K. A copy of the Company's 1998 Annual Report to Stockholders is enclosed herewith.

                            REPORT TO STOCKHOLDERS

     THE COMPANY WILL ALSO FURNISH A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE, TO ANY STOCKHOLDER WHO SUBMITS A WRITTEN REQUEST TO THE COMPANY FOR SUCH ANNUAL REPORT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO TROY EDWARDS, SECRETARY OF THE COMPANY, AT THE ADDRESS OF THE COMPANY STATED HEREIN.


                                       By Order of the Board of Directors

                                       /s/ Troy Edwards

                                       TROY EDWARDS
                                       SECRETARY


January 25, 1999

    PROXY

                           TODHUNTER INTERNATIONAL, INC.

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 1999

        The undersigned, a stockholder of Todhunter International, Inc., a Delaware corporation (the "Company"), hereby appoints A. Kenneth Pincourt, Jr. and Jay S. Maltby, or either of them, attorneys and proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A., at 777 South Flagler Drive, Suite 500 East, West Palm Beach, Florida 33401 on Tuesday, March 16, 1999 at 11:00 a.m. local time and at any adjournments thereof, in respect of all shares of the Common Stock of the Company registered in the name of the undersigned as fully as the undersigned could vote and act if personally present, on the following matters:

        This proxy, when properly executed, will be voted as directed herein by the undersigned. However, if no direction is given, this proxy will be voted FOR Proposal 1 and, with respect to any other matter properly brought before the meeting or any adjournments thereof, in accordance with the determination of the proxies named herein.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         TODHUNTER INTERNATIONAL, INC.

(1) ELECTION OF DIRECTORS, NOMINEES: -- To elect Thomas A. Valdes and W.
    Gregory Robertson
    as Class I Directors to hold office for a term of three (3) years and   (2) IN THEIR DISCRETION, on any other matters
    until their successors have been elected and qualified.                 that may properly come before the meeting or any
                                                                            adjournments thereof.
    VOTE FOR         VOTE WITHHELD     To withhold authority to vote for    DATE: 1999
  all nominees          for all        any individual nominee, print that   (L.S.)
  listed above          nominees       nominee's name on the line below.    (L.S.)
except as marked      listed above     ----------------------------------   Signature(s)
to the contrary.      as a group.                                           Please date this proxy and sign your name exactly
       / /                / /                                               as your name appears herein. If the stock is held
                                                                            jointly, all owners must sign. When signing as
                                                                            attorney, executor, administrator, trustee,
                                                                            guardian or in another representative capacity,
                                                                            please give full title.

   PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
       ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.